Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The components of our income before income taxes are as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
U.S.	$(15,738)	$24,507	$9,062
Foreign	9,083	6,414	6,550
(Loss)Income before income taxes	$(6,655)	$30,921	$15,612

The components of our provision for income taxes are as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Current provision (benefit):
U.S.:
Federal	$2,956	$(11)	$10,229
State	416	1,160	1,003
Foreign	2,085	2,687	1,496
Total current provision	5,457	3,836	12,728
Deferred (benefit) provision:
U.S.:
Federal	(6,376)	9,166	(8,203)
State	(1,141)	375	(1,162)
Foreign	548	(297)	118
Total deferred (benefit) provision	(6,969)	9,244	(9,247)
Total (benefit) provision for income taxes	$(1,512)	$13,080	$3,481

A reconciliation of the statutory U.S. federal income tax rate to our effective income tax rate is as follows:

	Year Ended December 31,
	2011	2010	2009
Income tax provision at statutory rate	35.0%	35.0%	35.0%
State income taxes	10.3%	4.0%	2.9%
Change in valuation allowance	(5.9)%	1.8%	(6.0)%
Research and development credit	8.3%	(2.7)%	(4.2)%
Foreign income tax rate differences	4.5%	(3.5)%	(9.8)%
Non-deductible stock-based compensation expense	(5.9)%	2.0%	6.0%
Other non-deductible expenses	(4.4)%	5.3%	1.4%
Tax settlement	(15.6)%	—%	—%
Other, net	(3.6)%	0.4%	(3.0)%
Total	22.7%	42.3%	22.3%

The significant components of our deferred income taxes as of December 31, 2011 and 2010 are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$21,759	$18,675
General business credit carryforward	1,892	2,386
Reserves and allowances	40,623	26,726
Stock-based compensation expense	6,456	9,388
Other	7,840	6,540
Valuation allowance	(14,271)	(14,897)

Total deferred tax assets	64,299	48,818

Deferred tax liabilities:
Depreciation	23,734	15,037
Intangible assets	2,675	2,481
Other	5,029	866

Total deferred tax liabilities	31,438	18,384

Net deferred tax assets	$32,861	$30,434

Outside basis differences that have not been tax-effected in accordance with FASB ASC 740 are primarily related to undistributed earnings of certain of our foreign subsidiaries. Deferred tax liabilities for U.S. federal income taxes are not provided on the undistributed earnings of our foreign subsidiaries that are considered permanently reinvested. The determination of the amount of unrecognized deferred tax liabilities is not practicable.
At December 31, 2011, we had net operating loss carryforwards for U.S. federal income tax purposes of approximately $22.0 million, which begin to expire in 2018. Additionally, we had general business credit carryforwards of approximately $1.9 million, which begin to expire in 2017 and extend through 2031. At December 31, 2011, we had foreign net operating loss carryforwards of approximately $42.2 million, all of which do not expire.
Certain of our U.S. and foreign net operating losses and general business credit carryforwards are subject to various limitations. We maintain valuation allowances for those net operating losses and tax credit carryforwards that we do not expect to utilize due to these limitations and it is more likely than not that such tax benefits will not be realized.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2011	$3,221
Additions for tax positions related to current year	586
Additions for tax positions of prior years	999
Reductions for tax positions of prior years	(469)
Settlements	(591)
Foreign currency translation	(58)
Balance at December 31, 2011	$3,688

During the year ended December 31, 2011, we received an assessment from the Internal Revenue Service related to our 2008 U.S. federal income tax return, and recorded an increase to an uncertain tax position of approximately $0.5 million. As of December 31, 2011, our liability for unrecognized tax benefits totaled $3.7 million and is recorded in our consolidated balance sheet within “Other liabilities,” and all components, if recognized, would impact our effective tax rate. Our U.S. federal income taxes represent the substantial majority of our income taxes, and the Internal Revenue Service may begin examination of our 2009 and 2010 U.S. federal income tax return. It is therefore possible that our unrecognized tax benefits could change in the next twelve months.
We accrue interest required to be paid by the tax law for the underpayment of taxes on the difference between the amount claimed or expected to be claimed on the tax return and the tax benefit recognized in the financial statements. Management has made the policy election to record this interest as interest expense. As of December 31, 2011, accrued interest related to our unrecognized tax benefits totaled approximately $0.3 million which is recorded in our consolidated balance sheet within “Other liabilities.”
We file numerous consolidated and separate company income tax returns in the U.S. and in many foreign jurisdictions. We are no longer subject to foreign income tax examinations by tax authorities in significant jurisdictions for years before 2006. With few exceptions, we are subject to U.S. federal, state and local income tax examinations for years 2008 through 2010. However, tax authorities have the ability to review years prior to these to the extent that we utilize tax attributes carried forward from those prior years.